UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2024 (August 30, 2024)

Talis Biomedical Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40047	46-3122255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1375 West Fulton Market Suite 700
Chicago, Illinois		60607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 433-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TLIS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in the periodic reports that the Company files with the SEC, the Company is a party to a litigation with Kriya Therapeutics, Inc. (“Kriya”), the sublandlord of the Company’s sublease for its former laboratory and office space in Redwood City, CA. The complaint alleged that the Company breached the March 2023 sublease for laboratory and office space in its Redwood City, CA facility referenced above by: (i) allegedly failing to pay rent and other costs allegedly due under the sublease; (ii) allegedly abandoning the premises; and (iii) allegedly failing to maintain certain maintenance agreements for the premises. The Company filed an answer with affirmative defenses disputing the claims and allegations asserted in the complaint including the damages sought by Kriya. The Company also filed a cross-complaint against Kriya asserting claims for fraud and breach of March 2023 sublease, among others (the “Counter Lawsuit”).

On August 30, 2024, the Company and Kriya signed a Settlement Agreement whereby Kriya and the Company will each release the other of all claims, the Company will pay Kriya a settlement payment equal to $1,900,000 in order to terminate the sublease, and Kriya and the Company have agreed to dismiss both the Lawsuit and Counter Lawsuit.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement and the exhibits thereto, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Settlement Agreement dated August 30, 2024 entered into between Talis Biomedical Corporation and Kriya Therapeutics, Inc
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talis Biomedical Corporation

Date:	September 6, 2024	By:	/s/ Robert J. Kelley
Robert J. Kelley Chief Executive Officer